SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Date of report: December 8, 1998
            Date of earliest event reported: December 4, 1998



                              PFIZER INC.
          (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code:
                              (212) 573-2323



Item 2. Acquisition or Disposition of Assets

The sale of the Howmedica business -- a part of Pfizer Inc.'s Medical Technology Group -- to Stryker Corporation for $1.65 billion in cash, closed on December 4, 1998. The sale was a negotiated, arms-length transaction.

With global operations and based in Rutherford, New Jersey, Howmedica manufactures and sells devices for orthopedic reconstruction, for trauma repair and for skull and facial surgery. In 1997, Howmedica reported sales of approximately $820 million.

                                  SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                 PFIZER INC.



                                 By:  /s/ TERENCE J. GALLAGHER
                                    .............................
                                     Name: Terence J. Gallagher
                                     Title: Vice President-
                                            Corporate Governance
Dated: December 8, 1998